EX-99.19A

Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	December 2017

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable December 29, 2017, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions
				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0435	35%	0.0435	35%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital	0.0815	65%	0.0815	65%
Total (per common share)	0.1250	100%	0.1250	100%

Average annual total return (in relation to NAV) for the 5 years ending on 11/30/2017				3.16%
Annualized current distribution rate expressed as a percentage of NAV as of 11/30/2017				7.03%

Cumulative total return (in relation to NAV) for the fiscal year through 11/30/2017				-4.31%
Cumulative fiscal year distributions as a percentage of NAV as of 11/30/2017				0.59%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ's objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseadvisors.com

Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	January 2018

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable January 31, 2018, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions
				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0433	35%	0.0867	35%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0116	9%	0.0232	9%
Return of Capital	0.0701	56%	0.1401	56%
Total (per common share)	0.1250	100%	0.2500	100%

Average annual total return (in relation to NAV) for the 5 years ending on 12/31/2017				4.05%
Annualized current distribution rate expressed as a percentage of NAV as of 12/31/2017				6.85%

Cumulative total return (in relation to NAV) for the fiscal year through 12/31/2017				3.28%
Cumulative fiscal year distributions as a percentage of NAV as of 12/31/2017				1.14%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseadvisors.com

Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	February 2018

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable February 28, 2018, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions
				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0453	36%	0.1359	36%
Net Realized Short-Term Capital Gains	0.0137	11%	0.0412	11%
Net Realized Long-Term Capital Gains	0.0660	53%	0.1979	53%
Return of Capital	0.0000	0%	0.0000	0%
Total (per common share)	0.1250	100%	0.3750	100%

Average annual total return (in relation to NAV) for the 5 years ending on 1/31/2018				3.41%
Annualized current distribution rate expressed as a percentage of NAV as of 1/31/2018				6.71%

Cumulative total return (in relation to NAV) for the fiscal year through 1/31/2018				6.16%
Cumulative fiscal year distributions as a percentage of NAV as of 1/31/2018				1.68%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseadvisors.com

Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	March 2018

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable March 29, 2018, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions
				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0401	32%	0.1668	33%
Net Realized Short-Term Capital Gains	0.0002	1%	0.0211	4%
Net Realized Long-Term Capital Gains	0.0438	34%	0.2303	47%
Return of Capital	0.0409	33%	0.0818	16%
Total (per common share)	0.1250	100%	0.5000	100%

Average annual total return (in relation to NAV) for the 5 years ending on 2/28/2018				1.92%
Annualized current distribution rate expressed as a percentage of NAV as of 2/28/2018				7.25%

Cumulative total return (in relation to NAV) for the fiscal year through 2/28/2018				-1.16%
Cumulative fiscal year distributions as a percentage of NAV as of 2/28/2018				2.42%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ’s investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseadvisors.com

Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	April 2018

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable April 30, 2018, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions
				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0289	23%	0.1991	32%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0306	4%
Net Realized Long-Term Capital Gains	0.0453	36%	0.3045	49%
Return of Capital	0.0508	41%	0.0908	15%
Total (per common share)	0.1250	100%	0.6250	100%

Average annual total return (in relation to NAV) for the 5 years ending on 3/31/2018				0.37%
Annualized current distribution rate expressed as a percentage of NAV as of 3/31/2018				7.61%

Cumulative total return (in relation to NAV) for the fiscal year through 3/31/2018				-5.23%
Cumulative fiscal year distributions as a percentage of NAV as of 3/31/2018				3.17%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ’s investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseadvisors.com

Tortoise
Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	May 2018

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable May 31, 2018, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions
				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0351	28%	0.2524	34%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0304	4%
Net Realized Long-Term Capital Gains	0.0559	45%	0.3816	51%
Return of Capital	0.0340	27%	0.0856	11%
Total (per common share)	0.1250	100%	0.7500	100%

Average annual total return (in relation to NAV) for the 5 years ending on 4/30/2018				1.17%
Annualized current distribution rate expressed as a percentage of NAV as of 4/30/2018				7.32%

Cumulative total return (in relation to NAV) for the fiscal year through 4/30/2018				-0.73%
Cumulative fiscal year distributions as a percentage of NAV as of 4/30/2018				3.66%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ’s investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseinvest.com